UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 10, 2022

India Globalization Capital, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

10224 Falls Road Potomac, Maryland	20854
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 983-0998

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	IGC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

India Globalization Capital, Inc.

May 10, 2022

Item 1.01 Entry Into a Material Definitive Agreement

On May 10, 2022, a License Agreement (the “License Agreement”) was entered into by and between Jawaharlal Nehru Centre for Advanced Scientific Research (“JNCASR”), Bengaluru (“Licensor”) and Hamsa Biopharma India Private Limited, Delhi (“Licensee”). As a result of the License Agreement there was a transfer of rights of a proprietary technology and know-how of certain patents and patent filings relating to small molecule inhibitors with a naphthalene monoamide scaffold (“NMI Compounds”).

The NMI Compounds, to which we have the rights to, can potentially, but there can be no assurance thereof, ameliorate in vitro and in vivo amyloid induced neurotoxicity, which are prospective candidates to treat certain nervous system disorders in humans, including Alzheimer’s Disease; and/or may have other pharmacological or non-pharmacological benefits and applications.

The JNCASR is an autonomous institution under the Department of Science and Technology, Government of India, an institution deemed to be a University, having its office at Bangalore Karnataka, India. Hamsa Biopharma India Private Limited is a wholly owned subsidiary of India Globalization Capital Inc. (NYSE:IGC).

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	License Agreement entered into on May 10, 2022 by and between Jawaharlal Nehru Centre For Advanced Scientific Research, Bengaluru and Hamsa Biopharma India Private Limited, Delhi.[1]
104	Cover Page Interactive Data File (formatted as Inline XBRL)

[1]

Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because they are both (i) not material and (ii) the type that the registrant treats as private or confidential. A copy of the omitted portions will be furnished to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Dated: May 12, 2022	By:	/s/ Claudia Grimaldi
Name: Claudia Grimaldi
Title: Principal Financial Officer, Chief Compliance Officer, and Vice President